Perrigo Announces Agreement to Divest Infant Formula Business to MeridianMade  Advances Streamline pillar of Perrigo’s Three-S plan through portfolio simplification  Furthers Perrigo’s evolution into a simpler, more focused consumer self-care company  Expected to enhance Perrigo’s margin profile and eliminate significant expected future capital expenditures  Aligns reported results more closely with the financial profile of Core Perrigo  MeridianMade’s infant-grade, American manufacturing infrastructure and operating capabilities will support the continued supply of safe, high-quality, and affordable infant nutrition Dublin, Ireland – Perrigo Company plc (NYSE: PRGO) (“Perrigo” or “the Company”), a leading provider of consumer self-care products, today announced that it has entered into a definitive agreement pursuant to which MeridianMade, an American contract manufacturing platform dedicated to infant nutrition, will acquire Perrigo’s Infant Formula business for total consideration of up to $175 million. The transaction consists of $40 million in cash at closing and up to an additional $135 million contingent on the achievement of future performance milestones through 2030. This divestiture advances Perrigo’s evolution into a more focused consumer self-care company with a diversified portfolio of OTC products addressing essential, everyday health needs. The agreement follows a comprehensive review of strategic alternatives for the Infant Formula business and reflects careful consideration of the best path forward for the business and its stakeholders. MeridianMade is a company built entirely around infant nutrition with a singular focus on providing safe, high-quality formula to families and caregivers, with the infant-grade, domestic infrastructure and operating capabilities to support that aim. “Today’s announcement marks an important milestone in advancing the Streamline pillar of our Three-S plan to Stabilize, Streamline, and Strengthen the business,” said Albert Manzone, Interim President and Chief Executive Officer. “For Perrigo, this transaction is expected to enhance our margin profile, materially reduce expected future capital expenditures, and enable us to concentrate resources on strengthening our core consumer self-care portfolio. Our Infant Formula colleagues have worked with tremendous dedication to enhance performance and improve operations, which has positioned Infant Formula well for its next chapter. We are confident that with its singular focus on infant nutrition and commitment to quality, safety, and continuity, MeridianMade is the right manufacturer to carry this important category forward.” Ron Belldegrun, CEO of MeridianMade, and Mia Funt, President of MeridianMade, said, “This acquisition is a commitment to responsible stewardship of store-brand infant formulas, which offer American families a more affordable option for safe, high-quality infant nutrition. We look forward to working with the Perrigo team throughout the transition and continuing to support this critical source of infant nutrition.” Until closing, Perrigo’s Infant Formula business and MeridianMade will continue to operate as independent companies, and Perrigo will continue to own and operate the Infant Formula business with the same focus on safety, quality, reliable supply, and customer service. Closing is expected in the first half of 2027. The transaction is subject to the satisfaction of customary closing conditions and regulatory approvals. As a result of the transaction, Perrigo’s future reported results are expected to more closely reflect the financial profile of Core Perrigo, which Perrigo management believes will provide a clearer view of its ongoing business. Core Perrigo excludes Infant Formula and certain previously announced divestitures and exited products. Infant Formula will continue to be reported in All In results for the third quarter of 2026. Beginning in the fourth quarter of 2026, Infant Formula will be included in discontinued operations. In connection with the announced transaction, the Company expects to record a non-cash impairment charge in the fourth quarter of 2026 in the range of $275 to $375 million. In the trailing four quarters ended June 27, 2026, Infant Formula generated net sales of $380 million and segment adjusted operating income of $8 million. The transaction is expected to significantly reduce Perrigo’s future capital expenditure requirements.

Net proceeds from the transaction are expected to be used in accordance with Perrigo’s capital allocation priorities. Goldman Sachs is serving as financial advisor and A&O Shearman is serving as legal advisor for Perrigo. Jefferies LLC is serving as financial advisor and Sullivan and Cromwell LLP is serving as legal advisor to MeridianMade. About Perrigo  Perrigo Company plc (NYSE: PRGO) is a leading provider of Consumer Self-Care Products and over-the- counter (OTC) health and wellness solutions that enhance individual well-being by empowering consumers to proactively prevent or treat conditions that can be self-managed. For more information, visit www.perrigo.com. About MeridianMade MeridianMade is a domestic, infant-focused nutrition platform dedicated to the development and manufacturing of high-quality infant formula. MeridianMade’s contract manufacturing services include spray drying, dry blending and packaging capabilities, supported by in-house R&D, clinical research, regulatory navigation and commercialization. For more information, visit https://meridianmade.us/. Forward-Looking Statements Certain statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our, or our industry's actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the proposed divestiture of the Company’s Infant Formula business, including the timing and benefits thereof and the anticipated use of proceeds, our expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "forecast," "predict," "potential" or the negative of those terms or other comparable terminology. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control, including our ability to complete the proposed divestment of the Infant Formula business, receipt of third-party approvals regarding the transaction, performance by counterparties to the transaction and the likelihood of satisfying the deferred payment milestones associated with the transaction, among others. These and other important factors, including those discussed in our Form 10-K for the year ended December 31, 2025 and in any subsequent filings with the United States Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this press release are made only as of the date hereof, and unless otherwise required by applicable securities laws, we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Perrigo Contacts Eric Jacobson, Vice President, Global Investor Relations (616) 886-0375, eric.jacobson@perrigo.com Nick Gallagher, Associate Director, Global Investor Relations (269) 686-3238, nicholas.gallagher@perrigo.com MeridianMade Contact press@meridianmade.us